                              COLLATERAL ASSIGNMENT

                             SPLIT-DOLLAR AGREEMENT





                            DATED: SEPTEMBER 24, 1997

                              COLLATERAL ASSIGNMENT
                             SPLIT-DOLLAR AGREEMENT

                                TABLE OF CONTENTS
                                -----------------
Background Information..............................................................................- Page 1 -

1.  Purchase of the Policy; Conformity to this Agreement............................................- Page 1 -

2.  Ownership and Possession of the Policy..........................................................- Page 2 -

3.  Payment of Premiums.............................................................................- Page 2 -

4.  Employer's Interest.............................................................................- Page 2 -

5.  Collateral Assignment of the Policy.............................................................- Page 2 -

6.  Borrowing from the Policy.......................................................................- Page 3 -

7.  Surrender or Cancellation of the Policy.........................................................- Page 3 -

8.  Death of the Employee...........................................................................- Page 3 -

9.  Termination of Agreement........................................................................- Page 4 -

10. Disposition of Policy Upon Termination of Agreement.............................................- Page 4 -

11. Prohibition Against Transfer of Interests.......................................................- Page 5 -

12. Amendment and Waiver............................................................................- Page 5 -

13. Successors and Assigns..........................................................................- Page 5 -

14. Notices.........................................................................................- Page 6 -

15. Survival........................................................................................- Page 6 -

16. No Guaranty of Employment.......................................................................- Page 6 -

17. Cooperation.....................................................................................- Page 6 -

18. No Strict Construction..........................................................................- Page 6 -

19. Severability....................................................................................- Page 6 -

20. Third Party Beneficiary.........................................................................- Page 6 -

21. Exoneration of Insurer..........................................................................- Page 6 -

22. ERISA Compliance................................................................................- Page 7 -

23. Governing Law...................................................................................- Page 7 -

24. Headings........................................................................................- Page 7 -


                              COLLATERAL ASSIGNMENT
                             SPLIT-DOLLAR AGREEMENT


         This Agreement is made and entered into as of the 24th day of September, 1997, by and among M/I Schottenstein Homes, Inc., an Ohio corporation (the "Employer"), Robert H. Schottenstein (the "Employee"), and Janice K. Schottenstein, as Trustee of the Robert H. Schottenstein 1996 Insurance Trust (the "Trustee").


                             BACKGROUND INFORMATION
                             ----------------------

A. The Employee is a capable, efficient and valued employee of the Employer.

B. The Employee wishes to provide life insurance protection for the benefit of his family -- under the policy of insurance which is described in Exhibit A hereto. Such life insurance policy, together with any replacement of it or modification to it, is referred to herein as the "Policy." The company which issues the Policy is referred to herein as the "Insurer."

C. The Employer is willing, on the terms and conditions set forth in this Agreement, to pay a portion of the premiums due on the Policy.

D. The Trustee shall be the owner of the Policy and, as such, shall possess all incidents of ownership in and to the Policy. The Employee shall have no incident of ownership in or to the Policy.

E. The Employer wishes to have the Policy collaterally assigned by the Trustee in order to secure the payment of all amounts which will, in the future, be due and payable to the Employer under this Agreement.

F. This Agreement is intended to be a "split-dollar" arrangement, as described in Revenue Ruling 64-328 (issued by the Internal Revenue Service).


                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the mutual promises contained below, the parties agree to the foregoing and as follows:


                                    -Page 1-

         1. PURCHASE OF THE POLICY; CONFORMITY TO THIS AGREEMENT. With the consent of the Employee, the Trustee has purchased, or has arranged to purchase, the Policy from the Insurer. The parties (i) have taken, or will take, all necessary action to cause the Insurer to issue the Policy and (ii) shall take any further action which may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties agree that the Policy shall be subject to (i) the terms of this Agreement and (ii) any collateral assignment filed with the Insurer relating to the Policy.

         2. OWNERSHIP AND POSSESSION OF THE POLICY. The Trustee (i) shall be the sole and absolute owner of the Policy and (ii) may, except as otherwise provided herein, exercise all ownership rights granted under the terms of the Policy. However, the Employer shall have possession of the Policy.

         3. PAYMENT OF PREMIUMS. The following provisions shall govern the payment of premiums with respect to the Policy --

                  a. EMPLOYER PAYMENT OF PREMIUMS. On or before the due date of each Policy premium, or within any grace period, the Employer shall (i) pay the full amount of the premium to the Insurer and (ii) promptly furnish evidence to the Employee and the Trustee of its timely payment of such premium.

                  b. TRUSTEE REIMBURSEMENT OF COMPUTED ECONOMIC BENEFIT. The Trustee shall promptly reimburse the Employer for a portion of each premium paid by the Employer. The amount of such reimbursement shall equal the economic benefit to the Trustee attributable to the life insurance protection, on the Employee's life, that is provided under this Agreement. The value of such economic benefit shall be calculated using the lesser of (i) the rates known as "P.S. 58" rates or (ii) the Insurer's published premium rates for an individual 1-year term life insurance policy available to all standard risks -- in either case, based on the Employee's age at the due date of the premium payment.

                  c. WAIVER OF PREMIUM (OR POLICY COSTS) RIDER. At the Trustee's option (and if allowed by the Insurer), the Policy may provide for the waiver of premium (or waiver of specified policy costs) in the event of the Employee's disability. However, unless the Employer and the Trustee otherwise agree (in advance and in writing), the Trustee shall reimburse the Employer for any additional cost associated with such waiver.

         4. EMPLOYER'S INTEREST. As used in this Agreement, (i) the "Employer's Gross Interest" in the Policy shall mean the aggregate amount of all premiums paid by the Employer with respect to the Policy minus the aggregate amount of all reimbursements of


                                    -Page 2-
such premium payments by the Trustee, and (ii) the "Employer's Net Interest" in the Policy shall mean shall mean the Employer's Gross Interest minus the outstanding balance (if any) of all Policy loans made to the Employer (including all accrued and unpaid interest thereon).

         5. COLLATERAL ASSIGNMENT OF THE POLICY. To secure the Employer's Net Interest in the Policy, the Trustee hereby assigns the Policy to the Employer as collateral. This Agreement, and the collateral assignment effected hereby, specifically limits the rights of the Employer in the Policy to the recovery of the Employer's Gross Interest. This collateral assignment of the Policy to the Employer shall not be terminated, altered or amended by the Trustee without the express written consent of the Employer, which consent may be withheld in the Employer's sole and absolute discretion. The Insurer is authorized to accept this Agreement as the Trustee's collateral assignment of the Policy to the Employer. The Trustee and the Employee agree, upon reasonable request by the Employer, to execute all other documents that may be necessary or desirable to perfect this collateral assignment of the Policy.

         6. BORROWING FROM THE POLICY. The Employer and the Trustee may borrow from the Policy (as provided therein), subject to the following limitations --

                  a. BORROWING BY THE EMPLOYER. The outstanding amount of any such borrowing by the Employer (including all accrued and unpaid interest thereon) shall not exceed the Employer's Gross Interest in the Policy. The Trustee shall execute and file any forms required by the Insurer to permit the Employer to borrow from the Policy in accordance with this provision.

                  b. BORROWING BY THE TRUSTEE. The Trustee shall not borrow from the Policy without the prior written consent of the Employer, which consent may be withheld in the Employer's sole and absolute discretion. In addition, the outstanding amount of any such borrowing by the Trustee (including all accrued and unpaid interest thereon) shall not prevent the Employer from borrowing the maximum amount permitted pursuant to the preceding provision.

         7. SURRENDER OR CANCELLATION OF THE POLICY. If the Policy is surrendered or canceled for any reason (other than the death of the Employee), any net proceeds resulting from such surrender or cancellation (after reduction by all applicable surrender or cancellation charges) shall be distributed as follows --

                  a. EMPLOYER'S INTEREST. The Employer shall have the unqualified right to receive a portion of such net proceeds equal to the Employer's Net Interest; provided, however, in no event shall the amount payable to the Employer exceed




                                    -Page 3-
the entire amount of such net proceeds.

                  b. TRUSTEE'S INTEREST. The remaining net proceeds (if any) shall be paid to the Trustee.

         8. DEATH OF THE EMPLOYEE. Upon the death of the Employee --

                  a. PROOF OF CLAIM. The Trustee and Employer shall promptly take all action (including, without limitation, the filing of an appropriate proof of claim) which may be necessary or desirable in order to obtain the net death benefit provided under the Policy.
                  b. EMPLOYER'S INTEREST. The Employer shall have the unqualified right to receive a portion of such net death benefit equal to the Employer's Net Interest; provided, however, in no event shall the amount payable to the Employer exceed the entire amount of such net death benefit.

                  c. TRUSTEE'S INTEREST. The balance (if any) of the net death benefit provided under the Policy shall be paid to the beneficiary or beneficiaries designated by the Trustee, in the manner and amounts provided in the beneficiary designation provision of the Policy.

                  d. POLICY BENEFICIARY DESIGNATION. The Employer and the Trustee agree that the beneficiary designation provision of the Policy shall conform to the foregoing provisions of this Agreement.

         9. TERMINATION OF AGREEMENT. This Agreement shall terminate under the following circumstances --

                  a. TERMINATION WITHOUT NOTICE. This Agreement shall terminate without notice upon the occurrence of any of the following events:

         O      The total cessation of the business of the Employer; or

         O      The bankruptcy, receivership or dissolution of the Employer; or

         O      The written agreement of the Trustee and the Employer.

                  b. OPTIONAL TERMINATION BY THE TRUSTEE. The Trustee may terminate this Agreement by giving at least ten (10) days written notice to the Employer; provided, however, such notice may not be given while the Employee is employed by the Employer. Such termination shall be effective as of the date specified in the




                                    -Page 4-
         notice but not sooner than ten (10) days after such notice is received by the Employer.

                  c. OPTIONAL TERMINATION BY THE EMPLOYER. In the event that the Employee's employment by the Employer is terminated for any reason other than retirement, death or permanent disability of the Employee, the Employer may terminate this Agreement by giving at least ten (10) days written notice to the Trustee. Such termination shall be effective as of the date specified in the notice but not sooner than ten (10) days after such notice is received by the Trustee.

         10. DISPOSITION OF POLICY UPON TERMINATION OF AGREEMENT. Upon any termination of this Agreement --

                  a. TRUSTEE'S OPTION TO ACQUIRE SOLE OWNERSHIP. For sixty (60) days after such termination, the Trustee shall have the option of obtaining the release of the collateral assignment of the Policy to the Employer. To obtain such release, the Trustee shall pay to the Employer an amount equal to the Employer's Net Interest. Upon receipt of such amount, the Employer shall release the collateral assignment of the Policy by the execution and delivery of an appropriate instrument of release. The Trustee may borrow against the Policy to finance the payment of the Employer's Net Interest to the Employer, and the Employer shall consent to any such borrowing.

                  b. TRANSFER OF POLICY TO THE EMPLOYER. If the Trustee fails to exercise such option within such sixty (60) day period, the Trustee shall, upon request by the Employer, promptly execute any documents which are necessary or desirable to transfer ownership of the Policy to the Employer. Thereafter, neither the Trustee nor its beneficiaries, successors or assigns shall have any further interest in or to the Policy (either under the terms thereof or under this Agreement).

         11. PROHIBITION AGAINST TRANSFER OF INTERESTS.

                  a. TRANSFERS BY THE TRUSTEE. Except as otherwise provided in this Agreement, the Trustee shall not sell, assign, transfer, borrow against, surrender or cancel the Policy (or any portion thereof or interest therein) without the express written consent of the Employer, which consent may be withheld in the Employer's sole and absolute discretion.

                  b. TRANSFERS BY THE EMPLOYER. Except as otherwise provided in this Agreement, the Employer shall not sell, assign, transfer, or borrow against any portion of its interest in the Policy without the express written consent of the




                                    -Page 5-

         Trustee, which consent may be withheld in the Trustee's sole and absolute discretion.

         12. AMENDMENT AND WAIVER. This Agreement may not be amended except by a written instrument signed by the Employer and the Trustee, or their respective successors or assigns, and may not be terminated except as provided herein. The failure of any party to strictly enforce any provision of this Agreement shall not affect the right of such party to thereafter enforce the same, or any other, provision of this Agreement in accordance with its terms.

         13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of (i) the Employer, its successors and assigns, (ii) the Employee, his heirs, successors and assigns, and (iii) the Trustee, its beneficiaries, successors and assigns.

         14. NOTICES. Any notice, consent or demand required or permitted to be given under this Agreement shall be (i) in writing and (ii) signed by the party giving or making the same. If such notice, consent or demand is mailed to a party, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Employer. The date of such mailing shall be deemed the date of notice, consent or demand.

         15. SURVIVAL. The rights and obligations of the parties shall survive the termination of this Agreement and the Employee's death to the extent that any performance is required.

         16. NO GUARANTY OF EMPLOYMENT. The Employee shall have no guarantee or right to employment by reason of this Agreement.

         17. COOPERATION. The parties agree to take such actions as are desirable to allow the rights and duties specified in this Agreement to be brought into effect. The parties each agree to execute and deliver all documents which may be desirable to bring into effect the intent of this Agreement or to carry out its provisions.

         18. NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

         19. SEVERABILITY. Whenever possible, each provision of the Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision shall be held to be prohibited by, or invalid under, applicable law, such provision


                                    -Page 6-
shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         20. THIRD PARTY BENEFICIARY. The Employee shall be considered a third party beneficiary of the rights granted to the Trustee under this Agreement and shall be entitled to enforce those rights directly against the Employer without joinder of the Trustee.

         21. EXONERATION OF INSURER. The Insurer shall be fully discharged from its obligations under the Policy by payment of all Policy death benefits to the beneficiary or beneficiaries named in the Policy subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement or any amendment hereof. No provision of this Agreement, nor of any amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy except insofar as the provisions hereof are made a part of the Policy by any collateral assignment filed with the Insurer in connection with this Agreement.

         22. ERISA COMPLIANCE. The Employer is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement. The Employer shall make all determinations concerning rights to benefits under this Agreement. Any decision by the Employer denying a claim for benefits under this Agreement shall be stated in writing and delivered or mailed to the claimant. Such decision shall set forth the specific reasons for the denial, written to the best of the Employer's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Employer shall afford a reasonable opportunity to the claimant for a full and fair review of the decision denying such claim.

         23. GOVERNING LAW. This Agreement, and the rights of the parties, shall be governed by, and construed in accordance with, the laws of Ohio.

         24. HEADINGS. The headings in this Agreement are for convenience only and shall be ignored in the construction of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                                    -Page 7-

M/I SCHOTTENSTEIN HOMES, INC.,
  an Ohio corporation


By:
   ----------------------------------   ----------------------------------------
                                        ROBERT H. SCHOTTENSTEIN (the "Employee")



Its:
   ----------------------------------   ----------------------------------------
                                        JANICE K. SCHOTTENSTEIN, as Trustee of
                                        the Robert H. Schottenstein 1996
                                        Insurance Trust (the "Trustee")






                                    -Page 8-

                                    EXHIBIT A
                                    ---------

                    INSURER                       POLICY NO.
                    -------                       ----------
            Robert H. Schottenstein               SV50186001





                                    -Page 9-